Penn Series Funds, Inc.

Large Core Growth Fund

Large Core Value Fund

Emerging Markets Equity Fund

Supplement dated August 31, 2010 to the Prospectus dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

In the section entitled “MANAGEMENT,” the third paragraph under the heading “Expenses and Limitations” beginning on page 141 of the Prospectus is hereby deleted and replaced with the following:

Effective September 1, 2010, the Administrative and Corporate Services Agent and the Funds’ Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses from exceeding 1.00%, 1.00% and 1.85% of average daily net assets per year of the Large Core Growth Fund, Large Core Value Fund and Emerging Markets Equity Fund, respectively. This agreement is limited to each Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” In addition, with respect to the Emerging Markets Equity Fund, effective September 1, 2010, the Administrative and Corporate Services Agent and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses from exceeding 1.68% of average daily net assets per year of the Emerging Markets Equity Fund (exclusive of “Acquired Fund Fees and Expenses”). This voluntary waiver may be changed or eliminated at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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